UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2021

MIND Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13490	76-0210849
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2002 Timberloch Place, Suite 400
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-353-4475

Not Applicable

(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC
Series A preferred Stock - $1.00 par value per share	MINDP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2021, the Company filed a Second Certificate of Amendment (the “Certificate of Amendment”) of Certificate of Designations, Preferences and Rights of 9.00% Series A Cumulative Preferred Stock with the Secretary of State of the State of Delaware to designate an additional 500,000 shares of the Company’s authorized, but unissued, shares of Preferred Stock as 9.00% Series A Cumulative Preferred Stock, par value $1.00 per share (“Series A Preferred Stock”), for an aggregate of 1,994,046 shares of Series A Preferred Stock, with the rights, preferences, privileges, qualifications, restrictions and limitations set forth in the Certificate of Designations filed as Exhibit 3.5 to the Company’s Current Report on Form 8-K, filed with the SEC on August 7, 2020 (the “Certificate of Designations”).

The foregoing description of the Certificate of Amendment in not complete and is qualified in its entirety by reference to the Certificate of Amendment filed as Exhibit 3.5 to the Company's Registration Statement on Form S-1 (File No. 333-260486) filed with the SEC on October 25, 2021, and the Certificate of Designations filed as Exhibit 3.5 to the Company’s Current Report on Form 8-K filed with the SEC on August 7, 2020, each of which is incorporated into this Item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

3.1
Second Certificate of Amendment of Certificate of Designations, Preferences and Rights of MIND Technology, Inc. 9.00% Series A Cumulative Preferred Stock (incorporated by reference to Exhibit 3.5 to the Company's Registration Statement on Form S-1 (File No. 333-260486), filed with the SEC on October 25, 2021)

3.2
Certificate of Designations, Preferences and Rights of MIND Technology, Inc. 9.00% Series A Cumulative Preferred Stock (incorporated by reference to Exhibit 3.5 to the Company's Current Report on Form 8-K, filed with the SEC on August 7, 2020)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND Technology, Inc.

October 27, 2021	By:	/s/ Robert P. Capps

Name: Robert P. Capps
Title: President and Chief Executive Officer